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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   ___________

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 10, 2000


                           CFW Communications Company
               (Exact Name of Registrant as Specified in Charter)
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


         Virginia                   0-16751                         54-1443350
(State of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)
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                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)



     The purpose of the this Form 8-K/A is to amend Exhibit 99.4.1 to the Form 8-K filed by CFW Communications Company on July 10, 2000 in order to amend Note 15 to the Audited Consolidated Financial Statements and Note 8 to the Unaudited Interim Audited Consolidated Financial Statements of CFW Communications Company.
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     Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.


Exhibit No.  Description of Exhibit
-----------  ----------------------

23.1         Consent of McGladrey & Pullen, LLP

99.4.1 Amended Note 15 to the Audited Consolidated Financial Statements and Note 8 to the Unaudited Interim Audited Consolidated Financial Statements of CFW Communications Company.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CFW Communications Company
                             (Registrant)

                             By: /s/ Michael B. Moneymaker
                                 -----------------------------
                                 Michael B. Moneymaker
                                 Senior Vice President, Chief Financial Officer, Treasurer and Secretary



Date: August 4, 2000